Madison Funds
Supplement dated December 18, 2015

This supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015 and October 19, 2015, and the Statement of Additional Information dated February 28, 2015 as supplemented May 29, 2015 and October 19, 2015, and the Summary Prospectus for the Madison Cash Reserves Fund dated February 28, 2015.
This supplement provides information regarding certain changes the Madison Cash Reserves Fund (the “Fund”) will be making in connection with amendments adopted by the U.S. Securities and Exchange Commission (“SEC”) to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended (the “Amendments”).

Intention of Madison Cash Reserves Fund to operate as Government Money Market Fund

Under the Amendments, a “government money market fund” is defined as a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities. As a government money market fund, the Fund will seek to maintain a stable $1.00 net asset value per share and will not be subject to liquidity fees and/or redemption gates.

Effective February 29, 2016, the Madison Cash Reserves Fund intends to operate as a “government money market fund,” and will adopt a non-fundamental investment policy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash and/or government securities, and will change its name to the Madison Government Money Market Fund.

The adoption of this non-fundamental policy is not expected to materially impact the manner in which the Madison Cash Reserves Fund assets have historically been invested.

The Board of Trustees of the Fund has determined not to reserve the ability to subject the Madison Cash Reserve Fund liquidity fee and/or a redemption gate on Fund redemptions. Please note that the Board may determine to reserve this ability in the future, but only after providing appropriate prior notice to shareholders as required under the Amendments.

The Prospectus and Statement of Additional Information of the Madison Funds, and the Summary Prospectus for the Madison Cash Reserves Fund will be updated to reflect these changes on February 29, 2016.

Please keep this Supplement with your records.